ARRIS Group Inc. 2012 Investor & Analyst Conference August 8, 2012 NASDAQ MarketSite New York City Exhibit 99.1

Welcome Bob Puccini, VP Investor Relations

Safe Harbor
Statements in this presentation or made in this meeting, including those related to the outlook of
2012 and beyond, expected revenues and net income, gross margins, operating expenses, income taxes, acceptance of certain ARRIS products, the general market outlook, and industry trends, are forward-looking statements. These statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  Among other things, projected results are based on preliminary estimates, assumptions and projections that management believes to be reasonable at this time, but are beyond management’s control; ARRIS is dependent upon customer decisions to purchase the Company’s products -- these decisions can be deferred and customers also may select competitor’s products; and because the market in which ARRIS operates is volatile, actions taken and contemplated may not achieve the desired impact.  Other factors that could cause results to differ from current expectations include: the uncertain current economic climate and financial markets, and their impact on our customers’
plans and access to capital: the impact of rapidly changing technologies; the impact of competition on product development and pricing; the ability of ARRIS to react to changes in general industry and market conditions; rights to intellectual property and the current trend toward increasing patent litigation, market trends and the adoption of industry standards; possible acquisitions and dispositions; and consolidations within the telecommunications industry of both the customer and supplier base.  These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company’s business. Additional information regarding these and other factors can be found in ARRIS’ reports filed with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended June 30, 2012.  In providing forward-looking statements, the Company expressly disclaims any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise.

ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Agenda
8:00 – 8:30 Reception
8:30 – 8:35 Welcome Bob Puccini
8:35 – 8:50 ARRIS Vision, Strategy and Execution Bob Stanzione
8:50 – 9:00 Financial Goals and Balance Sheet Strategy Dave Potts
9:00 – 9:25 Technology Drivers and Trends Tom Cloonan
9:25 – 9:45 Break / NASDAQ Opening Bell
9:45 – 9:55 ARRIS Markets and Customers Ron Coppock
9:55 – 10:50 Product Portfolio Growth Bruce McClelland
10:50 – 10:55 Summary Bob Stanzione
10:55 – 11:00 Wrap Up Bob Puccini
ARRIS Group Inc. Investor & Analyst Conference

August 8, 2012

ARRIS Leadership Team... 5 ARRIS Group Inc. Investor & Analyst Conference Bob Stanzione Chairman of the Board of Directors, President and CEO August 8, 2012

ARRIS Vision, Strategy and Execution Bob Stanzione, CEO

ARRIS Company Overview
High tech, pure play provider of voice, high-speed data, and video solutions to the global broadband industry
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Note:
1. Based on closing share price of $13.29 on  8/6/2012
Headquartered in Suwanee, Georgia
~2,100 Employees
Direct Presence In 21 Countries
Channel Presence In 30
Countries
Customers Worldwide
Market Cap ~1.5 Billion
$1,207M Revenue Last 12 Months
21
30
~
1.5B
$
1

ARRIS Company Highlights
IP Convergence is the dominant theme behind our sales growth and investment strategy
- Next generation access and routing platforms
- Triple play customer premise equipment
- Cloud-based services and support systems
- Wi-Fi ® Mobility – residential and metro
- Professional Services
Profitable business with solid cash generation
Significant organic investment augmented with focused M&A
Market leadership in key product categories
- #1 Worldwide Market Share
1
of Voice over IP high speed modems
- #2 Worldwide Market Share
1
of Cable Edge Routers (CMTS)
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

(1) Source: Infonetics 1Q’12

Our Path To Growth ARRIS Group Inc. Investor & Analyst Conference August 8, 2012 9

Our Vision Continues to Expand Our Path to Growth - “Everything IP, Everywhere” - In the Home and on the Go! ARRIS Group Inc. Investor & Analyst Conference August 8, 2012 10

The Next Growth Phase for ARRIS Underway!
ARRIS Group Inc. Investor & Analyst Conference

August 8, 2012
~10% CAGR
Recession and Slow Recovery
Migration to Open IP Networks Driving Sales and Earnings Growth

ARRIS Corporate Strategy
Maintain a strong capital structure, mindful of our 2013 debt maturity, share repurchase
opportunities and other capital needs
including M&A.
Grow our current businesses into a more complete portfolio
including a strong video product
suite.
Continue to invest in the
evolution toward enabling true network convergence onto an all
IP platform.
Continue to expand our product/service portfolio through internal developments, acquisitions and partnerships.
Expand our international
business and begin to consider
opportunities in markets other than cable.
Continue to invest in and evolve the ARRIS talent pool to
implement the above…
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Focused on Creating Shareholder Value

Analyst Day 2011 – Conclusions
Insatiable demand for bandwidth driving growth
Introduction of new software and hardware capabilities on
the C4
®
CMTS will improve our financial profile through
2011
Exciting new Video Gateway product line expands ARRIS
addressable market and will provide significant top-line
growth
Strong pipeline of new products across all ARRIS segments
that are well positioned in the areas operators will invest
CAPEX
Balance sheet strategy to enhance shareholder value
ARRIS is well-positioned to grow in this period of change
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Strong Video Product Suite
-
Encoders/Transcoders
-
Whole Home Gateway
-
Video on Demand
-
Advanced Advertising
-
Video Processing (BigBand)
Network Convergence onto IP
- C4 CMTS and E6000
™
Converged Edge Router
- Media Services Platform (MSP)
(BigBand)
-
Access and Transport
Wireless Access
- Touchstone
®
Wi-Fi Gateways
-
Fixed Mobile Convergence
-
Ruckus Wi-Fi Access Point
International Expansion
-
CALA
-
Canada
-
EMEA
-
APAC
Significant top line growth
Excellent operational performance
Increased R&D by ~59% since late 2008
Acquired Digeo, BigBand Networks and others
Expanded International Presence
Execution - How Are We Doing?
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

2012 Product Highlights
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Product Pipeline Paying Off
ARRIS Innovation Enables Revenue Growth…
Entirely refreshed C4 CMTS
product line
Completely revamped and
expanded CPE product line
Multiple Video Gateway Solutions
E6000 Converged Edge Router
Media Services Platform (MSP)

…While Growing a Valuable Patent Portfolio
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

US Foreign Total
Patents Granted 451 167 618
Applications Pending 263 99 362
TOTAL 714 266 980
2010 2011 2012 YTD
Patents Granted 28 36 27
Applications Filed 81 92 37

Strong Performance 1H 2012
1H 2011 1H 2012 B/(W)
Revenue - $M $533.2 $652.2 22%
Gross Profit - $M $203.8 $227.4 12%
EPS Non-GAAP
(1)
$0.40 $0.44 10%
Cash from Operating Activities – $M $27.8 $65.9 137%
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

(1) See reconciliation of GAAP to Non GAAP measures

What You Will Hear Today
We have executed well against the goals we outlined a year ago
Why we expect to grow sales approximately 10% in 2013
How we expect to continue to grow EPS
We have a strong balance sheet and will continue to put it to work to enhance shareholder value
How MSO’s networks must evolve
Sources of international growth
Significant new products in our pipeline and the investments we are making to align our products with growth opportunities
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Agenda
8:00 – 8:30 Reception
8:30 – 8:35 Welcome Bob Puccini
8:35 – 8:50 ARRIS Vision, Strategy and Execution Bob Stanzione
8:50 – 9:00 Financial Goals and Balance Sheet Strategy Dave Potts
9:00 – 9:25 Technology Drivers and Trends Tom Cloonan
9:25 – 9:45 Break / NASDAQ Opening Bell
9:45 – 9:55 ARRIS Markets and Customers Ron Coppock
9:55 – 10:50 Product Portfolio Growth Bruce McClelland
10:50 – 10:55 Summary Bob Stanzione
10:55 – 11:00 Wrap Up Bob Puccini
ARRIS Group Inc. Investor & Analyst Conference

August 8, 2012

David Potts Executive Vice President, CFO Financial Goals and Balance Sheet Strategy

ARRIS Group Inc. Investor & Analyst Conference
August 8, 2012
Good Progress Over the Last 12 Months
On track to exceed our 10%+ annual sales growth goal set last year
Solidly profitable
Strong cash generation, ~$151M of cash from operating activities over the past 12 months
Repurchased 8.6M shares for $93M over past 12 months
Bought BigBand Networks
On track to achieve Q3 2012 Sales and EPS guidance

Outstanding Opportunity to Create Superior Returns ARRIS Group Inc. Investor & Analyst Conference August 8, 2012 22 Profitable Growth + Leveraging Strong Balance Sheet = Enhanced Shareholder Value

Well Positioned for Profitable Growth in 2013
Target ~10% Organic Sales Growth in 2013
- Larger Addressable Markets
- Continued IP Traffic Growth
- Well Positioned Product Portfolio
- International Focus
Focus on Incremental Gross Profit $’s from Higher Sales
- Mix will determine ultimate amount and Operating/EBITDA margin
Target OPEX growth at ~ 3% in 2013
- ~ $85M per quarter of R&D/SG&A
(including ~ $7M of Equity Compensation)
- Create operating leverage
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Leverage Balance Sheet for Enhanced Returns
2010 2011 1H2012
Cash Resources - $M 620 561 576
Convertible Notes (face value) - $M 237 232 232
Net Cash - $M 383 329 344
Cash from Operating Activities - $M 119 113 66
Cash Used for ($M)
Acquisitions (net of cash and marketable securities acquired)
4 53 --
Share Repurchases 69 109 42
Debt Repurchases 23 5 --
DSO 45 47 46
Inventory Turns 6.7 6.2 7.8
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Strong Working Capital Management
Retire $232M convertible notes in late 2013
Continue to opportunistically repurchase shares
Continue to pursue strategic M&A

Agenda
8:00 – 8:30 Reception
8:30 – 8:35 Welcome Bob Puccini
8:35 – 8:50 ARRIS Vision, Strategy and Execution Bob Stanzione
8:50 – 9:00 Financial Goals and Balance Sheet Strategy Dave Potts
9:00 – 9:25 Technology Drivers and Trends Tom Cloonan
9:25 – 9:45 Break / NASDAQ Opening Bell
9:45 – 9:55 ARRIS Markets and Customers Ron Coppock
9:55 – 10:50 Product Portfolio Growth Bruce McClelland
10:50 – 10:55 Summary Bob Stanzione
10:55 – 11:00 Wrap Up Bob Puccini

ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Tom Cloonan Chief Technology Officer Technology Drivers and Trends

Key Points That We Will Cover
High-Speed Data Bandwidth Demand is Booming… It is Driving
a clear Service Provider Need for ALL
ARRIS Products
- Cable Modem Termination System (CMTS)
- Customer Premises Equipment (CPE)
- Edge QAM (EQAM)
- Access Equipment
- Video Processing
- Advertising
- Assurance
DOCSIS
®
and the HFC Network will carry Service Providers
Deep into the Future
- Innovative evolution of DOCSIS and HFC under discussion with customers may lead to future network investment cycle
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Agenda
Recent Bandwidth Trends & Drivers
Future Bandwidth Trends & Drivers
DOCSIS Evolution
Cloud Computing & Its Impact on Bandwidth Demand
Conclusions
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

An Old Chart…
But It Still Appears to Be Right on Target!!!
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

The Nielson Curve for Cable (Max. DS Capacity/Subscriber)
There Has Been
A 50%
Annual Growth
Rate For The
Past 30 Years!!!
1982 1986 1990 1994 1998
1
10
100
1k
2002
2006
10k
100k
1M
10M
100M
1G
2010
Year
2014
10G
100G
2018
The Era of
Wideband
Cable Modems
& IP Video
12 Mbps
The past 25 years show a constant
bandwidth increase of ~1.5x every year...
~73 Gbps?
128 kbps
256 kbps
512 kbps
1 Mbps
5 Mbps
The Era of
Cable Modems
2.4 kbps
300 bps
56 kbps
1.2 kbps
9.6 kbps
14.4 kbps
33 kbps
28 kbps
The Era of
Dial-Up
Modems
50 Mbps
200 Mbps
2022
4.4 Gbps DS Limit (750 MHz)
2026 2030
2023
300 Mbps

Average Per-Subscriber Bandwidth Trends Over The Last 7 Years ARRIS Group Inc. Investor & Analyst Conference August 8, 2012 30

What Has Been Driving This Bandwidth Growth In
The Past Several Years?
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

IP Video (Streaming Media) Is
Driving The Growing Bandwidth Trends!
0
50
100
150
200
250
300
350
400
2009 2010 2011 2012
Year
Bandwidth Mixes vs. Year
(Calculated from MSO Data & Sandvine Statistics)
Other
P2P
Web Browsing
IP Video
16%
19%
16%
49%
17%
18%
11%
54%
18%
19%
20%
43%
17%
15%
38%
30%

Agenda
Recent Bandwidth Trends & Drivers
Future Bandwidth Trends & Drivers
DOCSIS Evolution
Cloud Computing & Its Impact on Bandwidth Demand
Conclusions
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Demand on Network Capacity

LRP+
LRP
LRP+ LRP
LRP++
Intro Network LRP LRP+
Slide Courtesy Cox Cable
3 GHz
exhaust
1GHz
exhaust
All digital
exhaust
BW lever exhaust (SDV,
V2B)
10 GEPON, EOC
exhaust
Mid split
exhaust
42 MHz upstream exhaust
MSO’s will have to make network investment in order to enhance supply capacity
Downstream
Upstream

34 What is driving growth? 3X SD 5X SD 17X SD Slide Courtesy Cox Cable HD 4K 35 Mbps H.264 HD 720P60 6 Mbps H.264 SD 2 Mbps MPEG2 HD 1080P60 10 Mbps H.264 Intro Network LRP LRP+

Some Other Examples of Emerging
Bandwidth-Thirsty Broadband Services
Ultra High Definition 8k video (7680x4320) has 16x the pixels of today’s HD
1080p video (1920x1080)
IP video Unicast, rapidly replacing broadcast:
- Any device, including all TVs
- Any time the time-shifted program of our choosing
- Anywhere, including out of network
“No Glasses” 3D TV
Holographic TV
Cloud-based IP services:
- Network DVR
- PC back up and data archives
- Photo and video editing
- iCloud for iOS devices
- Cloud computing
- Distant learning
- Home security
- Health
- Lifestyle
- HTML5 web apps
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Possible Bandwidth Requirements for HFC
Spectrum Service Types over the Next 9 years
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Assumes 50%
Annual HSD
Growth Rate
DOCSIS =
3% Spectrum !!!
DOCSIS =
22% Spectrum !!!
DOCSIS =
81% Spectrum !!!

Agenda
Recent Bandwidth Trends & Drivers
Future Bandwidth Trends & Drivers
DOCSIS Evolution
Cloud Computing & Its Impact on Bandwidth Demand
Conclusions
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Some Tools Available For
HFC Spectrum Management
1=Easy, 5=Difficult
Technique
Impacting on
Subscriber
Challenge to
MSO
Challenge to
Design
Constrain subscriber bandwidth
5 1 1
Analog reclamation
2 2 1
Improved compression techniques (ex: H.264 & H.265)
1 3 2
Transfer spectrum between services (ex: MPEG VoD to
DOCSIS)
3 2 1
Switched Digital Video
1 2 2
Node-splits
2 4 1
Multicarrier DS Mod/Higher Mods (ex: 4096QAM) in NG-
DOCSIS
1 3 3
Improved DS FEC techniques (ex: LDPC) in NG-DOCSIS
1 3 3
Multicarrier US Mod/Higher Mods (ex: 1024QAM) in NG-
DOCSIS
2 4 4
Improved US FEC techniques (ex: LDPC) in NG-DOCSIS
2 4 4
HFC spectral expansions (ex: 1 GHz and beyond)
2 5 3
Upstream split changes (ex: 85 MHz or 200 MHz)
2 5 3
FTTH
4 5 4
August 8, 2012 ARRIS Group Inc. Investor & Analyst Conference

ARRIS Leadership In HFC/DOCSIS Evolution
Joint Paper by ARRIS/Cisco/Motorola/Intel at the 2012 NCTA Cable Show
Add Modern PHY used in Telecom Industries Worldwide
- Add Downstream & Upstream OFDM (Orthogonal Frequency-Division
Multiplexing)
- Add Error Correction Technology LDPC (Low-Density Parity-Check)
Extend Spectrum Throughput with New Modulation Formats
- Permit 4096-QAM (12 bits per symbol) for Downstream & Upstream
- Current DOCSIS Downstream defines 256-QAM (8 bits per symbol)
- Current DOCSIS Upstream defines 64-QAM (6 bits per symbol)
Define New Spectrum Usage for DOCSIS NG
- Define downstream operation support above 1 GHz
- Define upstream using mid-split (5-85 MHz) & high-split (5-200 or higher)
• 2x-5x Improvement over the current 5-42 MHz sub-Split
Ensure backwards compatibility & investment protection
- Ex: channel bonding of legacy PHYs & new PHYs
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Legacy DOCSIS (Single Carrier) vs.
OFDM (Multi-Carrier)
Legacy DOCSIS (Single Carrier): symbols sent sequentially
on a single wide channel
Orthogonal Frequency Division Multiplexing or OFDM
(Multi-Carrier): symbols sent in parallel on many small sub-
carriers within the wider channel
It takes 480 of these OFDM sub-carriers to fill a single
6 MHz channel!
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

frequency frequency
DOCSIS (Single Carrier)
OFDM (Multi-Carrier)
6 MHz
12.5 kHz

How OFDM Can Be Bonded With
Legacy DOCSIS PHY Channels
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012
41
Upstream
Capacity
All Bonded Channels
/Spectrum
100 Mbps to 2.5 Gbps +
How OFDM Can Be Bonded With
Legacy DOCSIS PHY Channels
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Future
Spectrum
OFDM D/S
Upstream
OFDMA
PHY channel
Downstream
OFDM
PHY channel
PHY
MAC
Aggregate
DOCSIS
Capacity
Across
“ ALL”
Spectrum
Frequency
Upstream Band
Downstream Band
Slightly
Modified
New
Legacy
750MHz
1000MHz
Upstream
Capacity
All Bonded Channels
/Spectrum
100 Mbps to 2.5 Gbps +
Downstream Capacity
All Bonded Channels / Spectrum
Creates A Single Large IP Data Pipe
300 Mbps to 10 Gbps +
Future
Spectrum
OFDMA U/S
DOCSIS NG Downstream
MAC Bonded  Group
Upstream MAC Layer
Bonded Group

Possible HFC Migration Strategies
Using New DOCSIS Technologies
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Time
A: Initially run old & new Cable Modems (CM) in legacy DOCSIS mode
C: Increase new CM count. Enable DS OFDM channels & bond with legacy DOCSIS channels
D: Begin increasing HFC spectrum above 1 GHz, adding more OFDM channels
E: End State: One Advanced PHY (OFDM/LDPC) For The Entire Spectrum
B: Enable OFDMA US channels and perform channel bonding with legacy DOCSIS channels
Time
DOCSIS 1.0 - 3.0
DOCSIS 1.0 - 3.0
(HSD, VoIP, & IP Video)
New DOCSIS w/ OFDM/LDPC
(HSD @ PON Speed,
Video over IP, Ultra HD, &
un-discovered apps)
Legacy
Video EQAM
(Digital Video)
DOCSIS OFDMA/LDPC
CMTS
& EQAM
CCAP
Phase 2
Phase 3
A
B
C
D
E
Phase 1
Now

The Bandwidth Capacity Potential of
DOCSIS (with New Technologies)
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Now Phase 1 Phase 2 Phase 3
DS Range (MHz) 54 - 1002 108 - 1002 300 - 1152 500 - 1700
DS QAM Level 256 256 1024 1024
# DS Channels 8 24 “142” “200”
DS Capacity (bps) 300M 1G 7G 10G
US Range (MHz) 5 - 42 5 - 85 5 - 230 5 - 400
US QAM Level 64 64 256 1024
# US Channels 4 12 “33” “60”
US Capacity (bps) 100M 300M 1G 2.5G
Note: TBD values are underlined
Channels in quotes = Equivalent # of Single Carrier QAMs
DS = DOWNSTREAM
US = UPSTREAM

Download Times Will Become “Snappier” As
Bandwidth Capacities Are Increased
Download Time BW = 100 Mbps BW = 10 Gbps
1 second
13 Mbytes
(large PowerPoint)
1.25 Gbytes
(22-minute HD video file)
4 seconds
50 Mbytes
(2-minute SD video file)
5.0 Gbytes
(1.5-hour HD video file)
30 seconds
375 Mbytes
(15-minute SD video file)
37.5 Gbytes
(PC RAM context restore)
3 minutes
2.25 Gbytes
(1.5-hour SD video file)
225 Gbytes
(full PC hard drive restore)
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Agenda
Recent Bandwidth Trends & Drivers
Future Bandwidth Trends & Drivers
DOCSIS Evolution
Cloud Computing & Its Impact on Bandwidth Demand
Conclusions
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

DOCSIS CPE Bandwidth Capabilities
Major Step Function In Performance And Features
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

2004       2006 2008       2010      2012       2014 2016
16x4
(640 Mbps)
24x8
(960 Mbps)
32x8
(1.28 Gbps)
Sustained Modem Capacity Growth Permits Many New Applications
(ex: Video Transcoding & Directed Ad Insertion)
1x1
(40 Mbps)
4x4
(160 Mbps)
8x4
(320 Mbps)

Implementing the CLOUD!
Increasing scale in the Data Center, Last Mile Access Network, and the Home
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Massive compute
capacity
Standardized
platforms
Rapid feature
introduction
Exponential
capacity expansion
Increasing speeds
Low latency
Multi-core parallel
processing
Multiple networking
options
Interoperability
Plug-and-play
Low power
Data Center Access Network Home Network

E6000 Converged Edge Router and
Video Gateway Enabling Convergence
Traditional MPEG terminated at Gateway and converted to IP
- Gateway becomes an extension of the CDN network – local caching and storage
E6000 CER converges cable operator headend – lower cost,
power, space and OPEX
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

IP
MPEG and IP Video
IP  Video
Service
Provider
Internet
OTT
MPEG
IP
Data Center Access Network Home Network

An Insatiable Demand for Processing Power May Also
Lead to Expansion of CPU Power with a Co-Processor
Co-processor added to augment the single processor
With increasing HFC network speeds – the HFC network
becomes the “bus” between the cloud and the
gateway device
- The network cloud becomes the co-processor to the gateway device
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Processor Subsystem
Co-Processor Subsystem

CPE Processing Complemented
by Cloud Co-Processor
Low Latency (< 30ms Round Trip Time) Allows New Applications such as Cloud-Based Service
Selection
- Channel Change from the “Cloud”
- Natural Language Parsing from home devices to the cloud and back again in real time
- Video Conferencing and Security Monitoring systems in real time
- Cloud Business Services – Email Hosting, Web Conferencing, IP PBX, Backups, Disaster Recovery etc
Can Augment the Gateway CPE Compute and Memory Resources with Cloud Allocated Resource
- Allocate the resource to the Gateway when needed….Leverage the Network as “Co Processor” Bus
- Allows the CPE device to scale beyond its MIPS and DRAM allocation at the expense of the network Bandwidth
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

IP
Home Network
HTML5
Gateway CPE
Cloud Compute
Resource
Data Center Access Network
DOCSIS

IP Video Services from the Cloud
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Network
Management
& Diagnostics
Subscriber
Provisioning
& A/C Mgmt
MSO’s Web
Portal
EPG Data
Acquisition
Other 3
Party Content
Acquisition
Firmware version
& Download
Management
SNMP
v2c/3
Abstraction of
interfaces and
services
Pre-processing
and optimization
of data formats
Optimization
and scheduling
of  traffic flows
Data
Warehouse
Secure  Web Svcs APIs Various 3    Party API
ARRIS “Portal” Secure Web Services Platform
Head-End Based SNMP
Proxy Service
Head-End Based Caching Service
Video Gateways and Players
Web Services and HTML5 Applications Providing
New Cloud and User Experiences to the Cable Home
rd
rd

Agenda
Recent Bandwidth Trends & Drivers
Future Bandwidth Trends & Drivers
DOCSIS Evolution
Cloud Computing & Its Impact on Bandwidth Demand
Conclusions
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Conclusions
Bandwidth capacity growth continues at a rapid pace with IP
Video and cloud computing as the main drivers
Legacy MPEG-TS video will continue to migrate into the IP Video
Domain
MSOs will continue to deploy more DOCSIS channels to
increase internet speeds and decrease download times as they accommodate the growth and migration
ARRIS is leading the definition of DOCSIS evolution to support the required broadband capacity growth
DOCSIS and HFC networks will thrive for many years to come
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Agenda
8:00 – 8:30 Reception
8:30 – 8:35 Welcome Bob Puccini
8:35 – 8:50 ARRIS Vision, Strategy and Execution Bob Stanzione
8:50 – 9:00 Financial Goals and Balance Sheet Strategy Dave Potts
9:00 – 9:25 Technology Drivers and Trends Tom Cloonan
9:25 – 9:45 Break / NASDAQ Opening Bell
9:45 – 9:55 ARRIS Markets and Customers Ron Coppock
9:55 – 10:50 Product Portfolio Growth Bruce McClelland
10:50 – 10:55 Summary Bob Stanzione
10:55 – 11:00 Wrap Up Bob Puccini
ARRIS Group Inc. Investor & Analyst Conference

August 8, 2012

Break

Video

Agenda
8:00 – 8:30 Reception
8:30 – 8:35 Welcome Bob Puccini
8:35 – 8:50 ARRIS Vision, Strategy and Execution Bob Stanzione
8:50 – 9:00 Financial Goals and Balance Sheet Strategy Dave Potts
9:00 – 9:25 Technology Drivers and Trends Tom Cloonan
9:25 – 9:45 Break / NASDAQ Opening Bell
9:45 – 9:55 ARRIS Markets and Customers Ron Coppock
9:55 – 10:50 Product Portfolio Growth Bruce McClelland
10:50 – 10:55 Summary Bob Stanzione
10:55 – 11:00 Wrap Up Bob Puccini
ARRIS Group Inc. Investor & Analyst Conference

August 8, 2012

Ron Coppock, President Worldwide Sales and Marketing ARRIS Markets and Customers

What You Will Hear Today
Comcast and Time Warner are substantial ARRIS
customers and our relationships are stronger than ever
We are also very focused on expanding our customer base
- Other domestic
- International
International Success Story – CALA
- A growth market where we have proactively invested with good results
- We expect continued solid growth over the next several years
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Strategic Supplier to the Global Cable Industry
Comcast
- Key supplier of CMTS routers, CPE,
and HFC equipment
• 50%+ CMTS installed base
• 75%+ E-MTA installed base
- Collaborative development programs
for next-gen converged CMTS and
CPE
Time Warner
- Extensive deployment of all ARRIS
products
• Major provider of CMTS, SDV/VOD,
CPE
• Active engagement on deployment of
Metro Wi-Fi
• 90%+ share of Workforce Management
and Linear Advertising
International
- Latin America Growth
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

International Sales by Region ARRIS Group Inc. Investor & Analyst Conference August 8, 2012 61 Latin America – Solid Growth

ARRIS Global Presence
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

88
10
22
Sales & Service Offices
Countries Covered by
ARRIS and Channels
R&D Locations
High tech, pure play provider of voice, high-speed data, and video solutions to the global broadband industry
10 Domestic
12 International
7 Domestic
3 International

Global Cable Operator Customer Base ARRIS Group Inc. Investor & Analyst Conference August 8, 2012 63

Expanding our International Presence
Invested in Canada, EMEA, CALA, China…
Extended sales coverage to 88 countries
- Direct and VAR
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

2005
People
2008
People
1Q 2011
People
2Q 2012
People
Canada and CALA - 10 27 28
EMEA 56 96 98 209
APAC 14 58 114 198
Total International 70 164 239 435

International Growth – Gaining Share in CALA
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

1H 2012
Mexico City
Colombia
Santiago
Buenos Aires
Sao Paulo
32% Growth YoY
(1H 2011 – 1H 2012)

Latin America Top 10 MSO’s
Number Main Operators Country Group
ARRIS
Customer
TOTAL RGU
1 Net Servicos
Brazil
America Movil Group 17,317,171
2 Cablevision Argentina
Argentina
Clarin Group 5,517,800
3 Telmex Colombia Colombia America Movil Group 4,458,926
4 Megacable
Mexico
Publicly listed 4,257,860
5 VTR GlobalCom
Chile
Liberty Global 3,082,400
6 CableVision Mexico Televisa 2,186,940
7 Cablemas
Mexico
Televisa 2,037,470
8 Inter
Venezuela
HM Capital 1,337,000
9 Cablecom Mexico Mexico Privately owned 1,252,100
10 UNE Colombia
Empresas Publicas de
Medellin
1,225,397
11+ Other Cable Operators Latin America 19,589,562
TOTAL Latin America 62,262,626
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Operations Environment - CALA
Evolving regulatory environment
Large operators are gaining scale through consolidation
Demand for increased bandwidth is growing
Operators are planning for future converged services platforms
Operators in the midst of DOCSIS 2.0 to DOCSIS 3.0 transition
- Cable operators are responding to increased competition
- Cable operators are addressing OPEX challenges
Keys to ARRIS Success
- Increased presence in region
- Long term view to the business
- Leveraging current technology
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Mexico
Caribbean
Colombia Panama
Guatemala
Costa Rica
El Salvador
Honduras
Nicaragua
BRAZIL
Peru
Bolivia
Paraguay
Uruguay
Argentina
Ecuador
Venezuela
Chile
Venezuela

Agenda
8:00 – 8:30 Reception
8:30 – 8:35 Welcome Bob Puccini
8:35 – 8:50 ARRIS Vision, Strategy and Execution Bob Stanzione
8:50 – 9:00 Financial Goals and Balance Sheet Strategy Dave Potts
9:00 – 9:25 Technology Drivers and Trends Tom Cloonan
9:25 – 9:45 Break / NASDAQ Opening Bell
9:45 – 9:55 ARRIS Markets and Customers Ron Coppock
9:55 – 10:50 Product Portfolio Growth Bruce McClelland
10:50 – 10:55 Summary Bob Stanzione
10:55 – 11:00 Wrap Up Bob Puccini
ARRIS Group Inc. Investor & Analyst Conference

August 8, 2012

Bruce McClelland, Group President Products and Services Product Portfolio Growth

Good Progress Over the Last 12 Months
1H12 sales up 22% YoY
- CPE Volume up significantly with increased ASP (DOCSIS 3.0, Wi-Fi)
- Solid base of CMTS sales – good combination of new hardware and license sales
- New Products contributing
• Video Gateway
• Edge Media Processing (BigBand)
• CPE Portfolio Expansion
- Increased ATS sales driven by node splits and Metro Wi-Fi
- Consistent MCS sales – Linear Advertising share gains and Assurance/VOD wins
1H12 Gross Profit $’s up 12% YoY
- Strong CPE contribution – both sales volume and improved product COGS
- Consistent CMTS margins – new hardware cost reductions and license sales
- Contribution from Edge Media Processing (EMP) and Video Gateway

ARRIS Group Inc. Investor & Analyst Conference
August 8, 2012
IP Convergence Investment Strategy Is Yielding
Top and Bottom Line Growth

ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Network
Infrastructure
CPE
C4 CMTS
Media Services
Platform (MSP)
E6000 Converged
Edge Router
Wi-Fi Routers
Triple Play
The Nature of the Cable Network Creates a Cyclical,
Predictable Investment Cycle
Macro Investment Cycle
Voice and Data

Implementing the CLOUD!
Increasing Scale in the Data Center, Last Mile Access Network, and the Home
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Massive compute
capacity
Standardized
platforms
Rapid feature
introduction
Exponential capacity
expansion
Increasing speeds
Low latency
Multi-core parallel
processing
Multiple networking
options
Interoperability
Plug-and-Play
Low power
Data Center Access Network Home Network

Implementing the CLOUD!
Expanding Home CPE Portfolio
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Triple Play
Video Gateway
MG5000/6000
Video Gateway
MG2400
VoIP/HSD
Multiline
VoIP
VoIP/HSD 802.11n
Single Band Router
802.11n Single
Band Router
802.11n Dual Band
Router & MoCA®
VoIP/600Mbps HSD
802.11n Dual Band
MoCA DECT Router
High Speed Data Voice and Data
Data Center Access Network Home Network

Implementing the CLOUD!
Significant Technology Upgrade Cycle in the Cable Access Network Ahead...
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

CMTS Edge Router
Universal Edge QAM
CORWave
™
Optics
and Opti Max
™
Nodes
Home Network Access Network Data Center

Implementing the CLOUD!
Growing Portfolio of Video Management and Processing Solutions
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Home Network Data Center Access Network
Video Storage and Streaming
Video on Demand
Advertising
Video
Encoding
Video
Transcoding
Video
Optimization
Switched
Digital
Video
Network
Management

Fierce Competition for
Consumer Entertainment Dollars
The long-term goal is clear: consumers will watch what they want where and when they want
IP is the unifying technology to speed innovation and unify services
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Personal
Computing
VOD/HDTV
Gaming
Phone
Music
Wireless
Digital
Photography
Uniform
User
Interface
Any
content
Any device
Personal
Media
Sharing
Video
Data
Voice
Any Media, Anywhere, Any Time

IP Networks –
An Enhanced Television Experience
The bi-directional nature of IP allows television to be a truly interactive experience and can also enable new revenue
generating services
- Mosaic of multiple HD channels simultaneously on one screen, with the ability to switch among any channels.
- Enhanced interactivity, such as instant sports statistics, news alerts, weather, social media, etc.
- Home networking features like uploading photos, videos, and other multimedia wirelessly from the home computer
- Easy integration of over-the-top services and applications such as
YouTube
- Ease of delivery of TV to any device, regardless of location
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Expanded ARRIS Cable Market Opportunity
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Technology Shift to IP and Open-standards Provide Opportunity for Portfolio Expansion and Major Growth
31%
CAGR
Data Center
On-demand, Video Encoder /
Transcoder and Assurance
Access Network
CMTS, E6000, UEQ, Access HFC
and Supplies
Home Network
CM, E-MTA, Wireless Gateway,
Video Gateway and STB

ARRIS Exploiting Technology Disruption In ~$7B
Cable Set Top Box Market
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

2011 ARRIS Home Network TAM
$1,820M
2014 ARRIS Home Network TAM
$8,773M
Sources: Infonetics 1Q12, ABI and ARRIS Est.
ARRIS Gateway Time To Market Advantage
CAGR EXISTING &
EXPANDED TAM
69%

(CMTS, Edge QAM, CCAP) Cable Access Network August 8, 2012 ARRIS Group Inc. Investor & Analyst Conference

Implementing the CLOUD!
Significant Technology Upgrade Cycle in the Cable Access Network Ahead...
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Home Network Data Center
CMTS Edge Router Universal Edge QAM
CORWave Optics
and OptiMax Nodes
Access Network

C4 CMTS
D3.0 Gen1
(16D & 12U
CAMs)
C4 CMTS
D3.0 Gen 2
(32D & 24U
CAMs)
E6000
Converged
Edge Router
%
Improvement
C4 Gen1 to
E6000
Total DS Channels
(typical equipage)
112 DSs 256 DSs 1500+ DSs ~1200%
Power per DS
Channel
~21 Watts/DS ~10 Watts/DS < 3 Watts/DS ~88%
DS Channels per
Vertical Rack Unit
~8 DSs/RU ~18 DSs/RU 100+ DSs/RU ~1100%
Notes: 1 RU = 1.75”; Full-fill DOCSIS-only comparisons
Shipping Now Trials in 2012
Global Leader in Cable Edge Router Technology
Dramatic Improvements in Capacity, Power Consumption, Space
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

CMTS and Edge QAM Market Opportunity
Market Growth
- Combined CMTS/QAM TAM growing to >$2B by 2013, with incremental upside as legacy video transitions to IP
Industry Trends
- Over The Top (OTT) Video driving non-linear 50%+ annual capacity growth rate
- Growing number of HD channels, increased programming, and applications like Network DVR driving need for increased narrowcast capacity (QAM channels)
Market Share
- Solid #2 position worldwide; major supplier to Comcast, Time Warner, Cablevision, UPC, KDG,
KBW, VTR, Telmex, Cablevision Mexico, Cablevision Argentina, J-Com, and many others
ARRIS Group Inc. Investor & Analyst  Conference August 8, 2012

Addressable Market: 9% CAGR
ARRIS Products

ARRIS CMTS Installed Base Continue to expand base – leverage point for future growth ARRIS Analyst / Investor Conference - August 2012 84

Significant Technology Upgrade Cycle Expected
in the Cable Headend
ARRIS Group Inc. Investor & Analyst  Conference August 8, 2012

DOCSIS =
3% Spectrum
DOCSIS =
22% Spectrum !!!
Cable Operators Will Transition A Large Portion Of Their HFC Network Capacity To
Interactive Services     Increased Demand For CMTS, QAM, Video Processing

CMTS Portfolio Expansion
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

DOCSIS 2.0
x2 channel
DOCSIS 3.0
1
st
Generation
x4 channel
DOCSIS 3.0
2
nd
Generation
x8 channel
16+ channels
Bandwidth/Service Group
80Mbps 160Mbps 320Mbps  640Mbps
500 HHP
Supports both DOCSIS IP
and Legacy QAM
2005 2007 2009 2011 2013 2015
C4 CMTS
E6000
Converged
Edge Router
Fiber Node

CMTS Edge Router Evolution Ongoing Capacity Expansion Leveraging Installed Base ARRIS Group Inc. Investor & Analyst Conference August 8, 2012 87

ARRIS C4 CMTS Investment Protection
New 32D and 24U CAMs Increase Density
C4 CMTS very well
positioned for today’s HSD
networks
- Easily expands to
accommodate 600Mbps+ per
user capacity
- Strong demand for additional
software features – new
2013 releases planned
Downstream capacity
expansion via s/w licensing
has been very effective
- Approx. half way thru XD
CAM upgrade cycle on C4
- Additional capacity
expansion options still
possible
New 2x density 24U card
now in full deployments
- Very effective in increasing
density of current platform
and lowering cost
- Expect 24 month+ life cycle
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

24U
32D
`

E6000 Converged Edge Router (CER)
E6000 CER will provide the
capacity and capabilities needed for
the next 10 years
- Highly optimized for dense, high bit rate
Broadband Access
- Programmable architecture provides
flexible foundation for next gen DOCSIS
initiatives
- Multiservice platform to support HSD,
VoIP, VoD, SDV, IP Video
- Operational simplification
- Redundant, fault tolerant, future proof
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Significant Opportunity
to Gain Share!

Media Services Platform
ARRIS Group Inc. Investor & Analyst  Conference August 8, 2012

High availability blade-server
platform enables rapid
introduction of multiple
applications
- Dense Universal Edge QAM
- Video Processing
• Rate Shaping
• Rate Clamping
• Encryption
• Caching
• Splicing
Chassis options allow operators
to choose the form factor that
best fits the application
- Common line cards
- MSP

Cable Access Network - Conclusion
Expanded CMTS portfolio will lead to market share expansion
- C4 CMTS will continue to be well-positioned for less dense metro areas
- E6000 CER will be the work-horse for high-density, high-bandwidth applications and lead to increase ARRIS market share
- Primary focus for next several years will be IP capacity expansion –
legacy QAM channels added over time
MSP platform in full deployment and well-suited for dense QAM applications
- Additional video processing capabilities (Mux, Splicing, etc.) enhance platform and provide differentiation
Bandwidth expansion will increase deployments of CMTS
capacity and HFC optics equipment

ARRIS Group Inc. Investor & Analyst Conference
August 8, 2012
Extremely Well-Positioned Portfolio of Cable Access Products
Renewed Investment Cycle Ahead

(Video Gateways, Video Players, Data Gateways, E-MTA, Cable Modems) Cable Broadband Home August 8, 2012 ARRIS Group Inc. Investor & Analyst Conference

Implementing the CLOUD!
Expanding Home CPE Portfolio
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

VoIP/HSD
Multiline
VoIP
VoIP/HSD 802.11n
Single Band Router
802.11n Single
Band Router
802.11n Dual Band
Router & MoCA
VoIP/600Mbps HSD
802.11n Dual Band
MoCA DECT Router
High Speed Data Voice and Data Triple Play
Video Gateway
MG5000/6000
Video Gateway
MG2400
Data Center
Access Network Home Network

DOCSIS CPE Unit
Shipments
DOCSIS Data Only
Shipments
ARRIS Customer Premise Business
Stellar 1H12 with continued revenue growth as DOCSIS 3.0
replacement cycle accelerates
- Increasing market share as ARRIS growth is outpacing market
- Sustainable due to expanding portfolio and customer base
Improving ASP’s and margins as mix shifts to higher functionality devices, ultimately including Video processing and networking
Growth in data segment market share provides additional
leverage with our supply chain in a growing TAM
ARRIS Group Inc. Investor & Analyst  Conference August 8, 2012

1H11 2H11 1H12
D2.0 Total CPE D3.0 Total CPE
1H11 2H11 1H12
D2.0 Data CPE D3.0 Data CPE
Record
Record

Worldwide leader in DOCSIS voice & data customer premise equipment (CPE) products
- Over 41 Million units shipped to MSO’s worldwide
- Q1 2012 - #1 WW Market Share all DOCSIS CPE
- Q1 2012 - #1 WW Market Share all EMTA
- Q1 2012 - #1 WW Market Share all DOCSIS 3.0 CPE
Focused on leading the transition to DOCSIS 3.0 Voice & Data Gateway with following differentiators:
- Gateway Software
- Wi-Fi Radio Performance
- Highest Product Quality
- Differentiated Applications
Operators extending network reach
deep in to the home – driving need for
advanced routing protocols, CE device
interoperability, and additional LAN-side
interfaces
ARRIS Customer Premise Business
ARRIS Group Inc. Investor & Analyst  Conference August 8, 2012

Source: Infonetics  Q1/12 Broadband CPE and Subscribers market share

DOCSIS 3.0 HSD/VoIP
Technology Upgrade Cycle Underway

ARRIS Group Inc. Investor & Analyst Conference
August 8, 2012
Cable VoIP Sub
CAGR ~ 8%
D3.0 E-MTA
CAGR ~ 16%
• Estimate ~15% of Current Installed Base Worldwide Upgraded to DOCSIS 3.0 E-MTA
at Year End 2011
• E-MTA Shipment Growth Driven by New Adds, Churn, Technology Replacement

Operators Continue to Use Bandwidth as Strategic
Weapon
ARRIS Group Inc. Investor & Analyst  Conference August 8, 2012

Comcast Doubles Speeds of Two Xfinity Internet Speed Tiers at No
Additional Cost to Customers
PHILADELPHIA, PA  -  July 24, 2012
Comcast Corporation, one of the nation's leading providers of information and communications products and services, today announced plans to bring connected consumers the best and fastest online experience in their homes with new options for high-speed Internet service.  Starting this week, and just in time for customers to fully enjoy every minute of the London Olympics on all their devices in the home, Comcast is doubling the speeds of two of its existing Internet speed tiers in certain Comcast markets at no additional cost. Specifically, Xfinity Blast! customers will now get download speeds of up to 50 Mbps (formerly 25 Mbps), and Extreme 50 customers will now receive speeds of up to 105 Mbps (formerly 50 Mbps).  This is the seventh time since 2002 that
Comcast has increased speeds for its customers.

Moving Up the Value Chain… and Into Larger
TAM’s & ASP’s
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Cable Modem
• CM820
Data Gateway
• DG860, DG1660, 1670
E-MTA
• TM822
Voice Gateway
• TG862, TG1662, TG1682
Media Gateway
• MG5000, MG6000, MG2400
IP STB
• MP2000, MP2050, MP2150
Total Addressable Market

Cable Operators Strategy to Become
The Consumer ‘Portal of Choice’

ARRIS Group Inc. Investor & Analyst Conference
August 8, 2012
MSO Are in a Unique Position to Leverage Their Existing Customer Relationship and
Network Infrastructure to: Improve the Consumers Experience, Increase Their
Revenue, Accelerate New Service Deployment

ARRIS Whole Home Solution Experience
ARRIS Group Inc. Investor & Analyst  Conference August 8, 2012

ARRIS Media Gateway MG5000 commercial deployments
have been underway for over a year . . .
- Shaw Communications
- Bend Broadband
- WOW!
- Buckeye
- Others

Multi-Function Gateways
Expanding Set of Capabilities
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Storage
WiFi
Cordless Phone
GigE, MOCA
Encryption
Flexible Hardware
& MIddleware
Combinations
1
Gbps!
320
Mbps
160
Mbps
40
Mbps
Network
Access
Capacity
Core Software
Capabilities
Home Network
Interfaces
VoIP
DOCSIS
IPv4/IPv6
Routing
Firewall
SNMP/TR69
DSG/OCAP
Encryption
MPEG2/4
HTML
Tru2Way
JVM
DOCSIS1.0,
1.1, 2.0, 3.0
VoIP
Open Platform Architecture With Significant Differentiation

Expanded Video Gateway Portfolio
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Silicon Vendor- Shared Source
Licensed – Non-Shared Source
ARRIS – Non-Shared Source
ARRIS – Non-Shared Source
NDS – Non-Shared Source
RDK – Licensed Open Source
MSO-Specific/3rdParty
Application
and Control
Moxi UI,
Portal and
Applications
NDS UI and
BackOffice
MSO-Specific
UI and
BackOffice
RDK Gateway
Middleware
NDS Gateway
Middleware
Media
Gateway
Middleware
Middleware
Base Platform
DOCSIS
VoIP
Home
Networking
Diagnostics
STB SW
(e.g. bootloader)
Universal Drivers
HW Specific
Drivers
Hardware

Expanded Video Gateway Portfolio
- Moxi Solution
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Application
and Control
Moxi UI,
Portal and
Applications
NDS UI and
BackOffice
MSO-Specific
UI and
BackOffice
NDS Gateway
Middleware
Media
Gateway
Middleware
Middleware
Base Platform
DOCSIS
VoIP
Home
Networking
Diagnostics
STB SW
(e.g. bootloader)
Universal Drivers
HW Specific
Drivers
Hardware
Comcast RDK
Middleware

Expanded Video Gateway Portfolio
- 3
rd
Party Middleware (ie. NDS)
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Application
and Control
Moxi UI,
Portal and
Applications
NDS UI and
BackOffice
MSO-Specific
UI and
BackOffice
NDS Gateway
Middleware
Media
Gateway
Middleware
Middleware
Base Platform
DOCSIS
VoIP
Home
Networking
Diagnostics
STB SW
(e.g. bootloader)
Universal Drivers
HW Specific
Drivers
Hardware
Comcast RDK
Middleware

Expanded Video Gateway Portfolio
- Comcast Reference Development Kit
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Application
and Control
Moxi UI,
Portal and
Applications
NDS UI and
BackOffice
MSO-Specific
UI and
BackOffice
NDS Gateway
Middleware
Media
Gateway
Middleware
Middleware
Base Platform
DOCSIS
VoIP
Home
Networking
Diagnostics
STB SW
(e.g. bootloader)
Universal Drivers
HW Specific
Drivers
Hardware
Comcast RDK
Middleware

Cable Broadband Home - Conclusion
Investment in expanded DOCSIS CPE portfolio paying off
in a big way this year
- Even broader portfolio planned for 2013
- Expanded feature set leading to higher ASP’s
- Improved profitability is sustainable due to differentiation and time-to-
market advantage
Video Gateway investment addressing expanded
opportunity
- Industry Leadership has opened doors to much broader opportunity for enhanced product line – expect to see substantial revenue growth in 2013
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Proven Track Record of Success
Driving Renewed Network Investment Cycle

(Mux, Encoders, Transcoders, Ad Insertion, VoD, SDV) Video Headend August 8, 2012 ARRIS Group Inc. Investor & Analyst Conference

Implementing the CLOUD! Growing Portfolio of Video Management and Processing Solutions 108 ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Increased DOCSIS 3.0 CPE Deployment Velocity Is a Leading
Indicator of the Next Wave of Network Infrastructure Spending
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

ARRIS Is Very Well Positioned to Benefit
From Both Home and Network Spending Trends
Network
Infrastructure
CPE
E6000 Converged
Edge Router
Media Services
Platform (MSP)
Wi-Fi Routers
Triple Play
Voice and Data
C4 CMTS

Agenda
8:00 – 8:30 Reception
8:30 – 8:35 Welcome Bob Puccini
8:35 – 8:50 ARRIS Vision, Strategy and Execution Bob Stanzione
8:50 – 9:00 Financial Goals and Balance Sheet Strategy Dave Potts
9:00 – 9:25 Technology Drivers and Trends Tom Cloonan
9:25 – 9:45 Break / NASDAQ Opening Bell
9:45 – 9:55 ARRIS Markets and Customers Ron Coppock
9:55 – 10:50 Product Portfolio Growth Bruce McClelland
10:50 – 10:55 Summary Bob Stanzione
10:55 – 11:00 Wrap Up Bob Puccini
ARRIS Group Inc. Investor & Analyst Conference

August 8, 2012

Bob Stanzione, CEO Summary

Strong Pipeline of New Products
Entirely refreshed C4 CMTS product line – world class density
- Double the density
•
32D Downstream Card (Software upgradeable)
•
24U Upstream Card
- Ongoing Feature Development Planned
E6000 Converged Edge Router – the IPTV solution
- Radical new concept in high density edge routers
- Platform for the next decade
Completely revamped CPE product line
- Voice enabled
- Wi-Fi enabled
- Embedded routing
Video Gateways – supports a new generation of devices
- Moxi/NDS/RDK
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

ARRIS Is Well Positioned for Profitable Growth
We have executed well against the goals we outlined a year ago
Why we expect to grow sales approximately 10% in 2013
How we expect to continue to grow EPS
We have a strong balance sheet and will continue to put it to work to enhance shareholder value
How MSO’s networks must evolve
Sources of international growth
Significant new products in our pipeline and the investments we are making to align our products with growth opportunities
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

Questions and Answers?

Thank You

GAAP EPS / Adjusted EPS Reconciliation
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

(in thousands, except per share data)
Per Diluted Per Diluted
Amount Share Amount Share Amount
Sales 302,901 $   349,327 $   652,228 $
Highlighted items:
Purchase accounting impacts of deferred revenue 1,258         0.01              663            0.01              1,921
Sales adjusting for highlighted items 304,159 $   349,990 $   654,149 $
Per Diluted Per Diluted Per Diluted
Amount Share Amount Share Amount Share
Net income 5,799 $      0.05 $            15,001 $     0.13 $            20,800 $       0.18 $
Highlighted items:
Impacting gross margin:
Purchase accounting impacts of deferred revenue 1,258         0.01              663            0.01              1,921           0.02
Stock compensation expense 750            0.01              809            0.01              1,559           0.01
Impacting operating expenses:
Acquisition costs 607            0.01              102            -                709              0.01
Restructuring 5,203         0.04              1,039         0.01              6,242           0.05
Amortization of intangible assets 7,379         0.06              7,444         0.06              14,823         0.13
Loss of sale of product line 337            -                -             -                337              -
Stock compensation expense 5,899         0.05              7,058         0.06              12,957         0.11
Impacting other (income) / expense:
Non-cash interest expense 2,999         0.03              3,058         0.03              6,057           0.05
Impairment of investment -             -                466            -                466              -
Impacting income tax expense:
Adjustments of income tax valuation allowances and other -                -                -               -
Tax related to highlighted items above (8,121)        (0.07)             (6,749)        (0.06)             (14,870)        (0.13)
Total highlighted items 16,311       0.14              13,890       0.12              30,201         0.26
Net income adjusting for highlighted items 22,110 $     0.19 $            28,891 $     0.25 $            51,001 $       0.44 $
Weighted average common shares - basic
Weighted average common shares - diluted 117,597         115,111         116,352
(in thousands, except per share data)
Per Diluted Per Diluted Per Diluted
Amount Share Amount Share Amount Share Amount Amount
Sales 267,436 $   265,799 $   274,374 $   281,076 $       1,088,685 $
Highlighted items:
Purchase accounting impacts of deferred revenue -             -                -             -                -             #DIV/0! 4,332             4,332
Sales adjusting for highlighted items 267,436 $   265,799 $   274,374 $   285,408 $       1,093,017 $
Per Diluted Per Diluted Per Diluted Per Diluted Per Diluted
Amount Share Amount Share Amount Share Amount Share Amount Share
Net income (loss) 11,564 $     0.09 $            16,690 $     0.13 $            13,713 $     0.11 $            (59,629) $       (0.51) $           (17,662) $      (0.15) $
Highlighted items:
Impacting gross margin:
Purchase accounting impacts of deferred revenue -              -                -              -                -              -                3,126             0.03               3,126           0.03
Stock compensation expense 437            -                557            -                525            -                521                -                 2,040           0.02
Impacting operating expenses:
Acquisition costs -             -                -             -                475            -                2,730             0.02               3,205           0.03
Restructuring -             -             -                969            0.01              3,391             0.03               4,360           0.04
Amortization of intangible assets 8,944         0.07              8,944         0.07              8,944         0.07              6,817             0.06               33,649         0.27
Goodwill and intangibles impairment -             -                -             -                -             -                88,633           0.74               88,633         0.72
Stock compensation expense 4,847         0.04              5,368         0.04              5,213         0.04              4,586             0.04               20,014         0.16
Impacting other (income) / expense:
Non-cash interest expense 2,832         0.02              2,889         0.02              2,883         0.02              2,941             0.02               11,545         0.09
Impairment of investment -             -                -                -             -                3,000             0.03               3,000           0.02
Loss on retirement of debt -             -                -                19              -                -                -                 19                -
Impacting income tax expense:
Adjustments of income tax valuation allowances and other (3,583)        (0.03)             -             -                (2,334)        (0.02)             3,032             0.03               (2,885)          (0.02)
Tax impact related to goodwill and intangibles impairment -             -                -             -                -             -                (25,584)          (0.21)              (25,584)        (0.21)
Tax related to highlighted items above (5,024)        (0.04)             (4,915)        (0.04)             (5,265)        (0.04)             (8,553)            (0.07)              (23,757)        (0.19)
Total highlighted items 8,453         0.07              12,843       0.10              11,429       0.09              84,640           0.71               117,365        0.96
Net income adjusting for highlighted items 20,017 $     0.16 $            29,533 $     0.24 $            25,142 $     0.21 $            25,011 $        0.21 $            99,703 $       0.81 $
Weighted average common shares - basic 117,316          120,157
Weighted average common shares - diluted 125,732         123,711         121,237         119,609          122,555
Q1 2011 Q2 2011 Q3 2011 Q4 2011 YTD 2011
Q1 2012 Q2 2012 YTD 2012
Q1 2011 Q2 2011 Q3 2011 Q4 2011 YTD 2011
Q1 2012 Q2 2012 YTD 2012

Notes to GAAP / Adjusted Non-GAAP Financial Measures
ARRIS Group Inc. Investor & Analyst Conference August 8, 2012

The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the factors management uses in planning for and forecasting future periods.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.  Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Purchase Accounting Impacts Related to Deferred Revenue:  In connection with our acquisition of BigBand, business combination rules require us to account for the fair values of arrangements for which acceptance has not been obtained, and post contract support in our purchase accounting.  The non-GAAP adjustment to our sales and cost of sales is intended to include the full amounts of such revenues.  We believe the adjustment to these revenues is useful as a measure of the ongoing performance of our business.  We have historically experienced high renewal rates related to our support agreements and our objective is to increase the renewal rates on acquired post contract support agreements; however, we cannot be certain that our customers will renew our contracts.

Stock-Based Compensation Expense: We have excluded the effect of stock-based compensation expenses in calculating our non-GAAP operating expenses and net income (loss) measures. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We record non-cash compensation expense related to grants of options and restricted stock. Depending upon the size, timing and the terms of the grants, the non-cash compensation expense may vary significantly but will recur in future periods.
Acquisition Costs:  We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses in calculating our non-GAAP operating expenses and net income (loss)
measures. We incurred significant expenses in connection with our recent acquisition of BigBand, which we generally would not have otherwise incurred in the periods presented as part of our continuing operations. Acquisition related expenses consist of transaction costs, costs for transitional employees, other acquired employee related costs, and integration related outside services. We believe it is useful to understand the effects of these items on our total operating expenses.
Restructuring Costs:  We have excluded the effect of restructuring charges in calculating our non-GAAP operating expenses and net income (loss) measures. Restructuring expenses consist of employee severance, abandoned facilities, and other exit costs. We believe it is useful to understand the effects of these items on our total operating expenses.
Loss on Sale of Product Line:  We have excluded the effect of a loss on the sale of a product line in calculating our non-GAAP operating expenses and net income measures.  We believe it is useful to understand the effects of these items on our total operating expenses.
Amortization of Intangible Assets: We have excluded the effect of amortization of intangible assets in calculating our non-GAAP operating expenses and net income (loss) measures. Amortization of intangible assets is non-cash, and is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.
Impairment of Goodwill and Intangibles: We have excluded the effect of the estimated impairment of goodwill and intangible assets in calculating our non-GAAP operating expenses and net income (loss)
measures. Although an impairment does not directly impact the Company’s current cash position, such expense represents the declining value of the technology and other intangibles assets that were acquired. We exclude these impairments when significant and they are  not reflective of ongoing business and operating results.
Non-Cash Interest on Convertible Debt: We have excluded the effect of non-cash interest in calculating our non-GAAP operating expenses and net income (loss) measures. We record the accretion of the debt discount related to the equity component non-cash interest expense. We believe it is useful to understand the component of interest expense that will not be paid out in cash.
Impairment of Investment: We have excluded the effect of an other-than-temporary impairment of a cost method investment in calculating our non-GAAP financial measures. We believe it is useful to understand the effect of this non-cash item in our other expense (income).
Loss (Gain) on Retirement of Debt:  We have excluded the effect of the loss (gain) on retirement of debt in calculating our non-GAAP financial measures.  We believe it is useful for investors to understand the effect of this non-cash item in our other expense (income).
Income Tax Expense (Benefit): We have excluded the tax effect of the non-GAAP items mentioned above.  Additionally, we have excluded the effects of certain tax adjustments related to state valuation allowances, research and development tax credits and provision to return differences.